Exhibit (i)(4)

CONSENT OF SHEARMAN & STERLING LLP

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund and Fidelity Freedom Income Fund of Fidelity Aberdeen Street Trust filed as part of this Post-Effective Amendment No. 35 to the Registration Statement (File Nos. 033-43529 and 811-06440) and to the use of our opinion of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File Nos. 033-43529 and 811-06440) with respect to Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2025 Fund and Fidelity Freedom 2035 Fund, to Exhibit (i) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File Nos. 033-43529 and 811-06440) with respect to Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2040 Fund and Fidelity Advisor Freedom Income Fund and to Exhibit (i) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File Nos. 033-43529 and 811-06440) with respect to Fidelity Freedom 2000 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2040 Fund and Fidelity Freedom Income Fund.

/s/Shearman & Sterling LLP

Shearman & Sterling LLP

New York, NY

May 27, 2004

KM/sr